Exhibit 99.2



# Hyatt | Investor Presentation

THIRD QUARTER 2025

PARK HYATT JOHANNESBURG
NEWLY OPENED Q3 2025

HYATT

CONFIDENTIAL AND PROPRIETARY | Hyatt and related marks are trademarks of Hyatt Corporation or its affiliates. © 2025 Hyatt Corporation. All rights reserved.

Disclaimers 2 Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the Company's plans, strategies, outlook, the number of properties expected to open in the future, the expected timing and payment of dividends, the Company's 2025 outlook (including and excluding the Playa Hotels Acquisition), including the Company's expected System-wide Hotels RevPAR Growth, Net Rooms Growth, Net Income, Gross Fees, Adjusted G&A Expenses, Adjusted EBITDA, Capital Expenditures, and Adjusted Free Cash Flow, the planned Playa Real Estate Transaction and our ability to reduce our owned real estate asset base within targeted timeframes and at expected values, the Company's anticipated benefits from its expanded collaboration with Chase, planned credit card portfolio expansion, expected Adjusted EBITDA growth related to the economics of the credit card programs and similar third-party relationships, financial performance and prospective or future events and involve known and unknown risks that are difficult to predict. As a result, the Company's actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and the Company's management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the effects that the announcement or pendency of the planned Playa Real Estate Transaction may have on us, the occurrence of any event, change or other circumstance that could give rise to the termination of the share purchase agreement for the Playa Real Estate Transaction; the effects that any termination of the share purchase agreement for the Playa Real Estate Transaction may have on us or our business; failure to successfully complete the planned Playa Real Estate Transaction; legal proceedings that may be instituted related to the planned Playa Real Estate Transaction; significant and unexpected costs, charges or expenses related to the planned Playa Real Estate Transaction; inability to obtain regulatory or governmental approvals or to obtain such approvals on satisfactory conditions; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geopolitical conditions, including political or civil unrest or changes in trade policy; the impact of global tariff policies or regulations; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as hurricanes, earthquakes, tsunamis, tornadoes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; our ability to successfully achieve specified levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations or realize anticipated synergies; failure to successfully complete proposed transactions, including the failure to satisfy closing conditions or obtain required approvals; our ability to successfully complete dispositions of certain of our owned real estate assets within targeted timeframes and at expected values; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of our real estate assets; unforeseen terminations of our management and hotel services agreements or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and manage the Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company's filings with the SEC, including our annual reports on Form 10-K and quarterly reports on Form 10-Q, which filings are available from the SEC. All forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Non-GAAP Financial Measures This presentation includes references to certain financial measures, each identified with the symbol "†", that are not calculated or presented in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company's financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. Key Business Metrics This presentation includes references to certain key business metrics used by the Company, each identified with the symbol "◊". References Numerical tickmarks noted throughout this presentation correspond to the slide and tickmark numbers included in the Appendix beginning on slide 23 and the references and general disclaimers referenced therein should be read in conjunction with information presented on each slide.

INVESTMENT CONSIDERATIONS 1 3 79% Asset-Light Earnings Mix◊ 8 Years Industry-Leading Net Rooms Growth Global portfolio of premium brands serves guests with high disposable income, leading to greater fees per room Significant potential for long-term organic growth due to white space in secondary U.S. markets and strong international pipeline Asset-light business model drives compounding Free Cash Flow growth and excess cash to return capital to shareholders or invest in growth $4.5B Returned to Shareholders over the past 8 years2 $540M Adjusted Free Cash Flow† Source Notes: Updated annually, data to match YE 2024. S E C R E T S L A R O M A N A R E S O R T & S P A Footnotes: 1 Metrics presented and growth rate comparison against larger competitors are as of December 31, 2024. 2 Returned to shareholders through share repurchases and dividends. Figures calculated from January 1, 2017 - December 31, 2024. AS OF DECEMBER 31, 2024

STRATEGIC GROWTH1 ACROSS MULTIPLE DIMENSIONS 4 +87% +120% +97% +435% +3,220 bps SYSTEM-WIDE ROOMS GROSS FEE REVENUE2 PIPELINE LOYALTY MEMBERS ASSET-LIGHT EARNINGS MIX◊  Source Notes: Updated Annually, data to match YE 2024. Support: Hyatt Hotels\CHICO-Team-Corporate FPA - Documents\Fact Pack and QA Document\2024\Investor Consideration Deck Support\Annual \ Strategic Growth support file -2009 Data can be found under 2009 folder System-wide rooms based on Inventory as of December 31, 2009 Fee Revenue, pipeline, and loyalty members based on Hyatt 2009 Annual Report -2017 Data can be found under 2017 folder System-wide rooms based on Inventory as of December 31, 2017 Fee Revenue and pipeline based on Q4 2017 Earnings Release Loyalty members based on 10-K 2017 -2023 Data System-wide rooms based on Inventory as of December 31, 2023 Fee Revenue and pipeline based on Q4 2023 Earnings Release Loyalty members based on 10-K 2023 as well as Enrollment and Program member count Q4 2023 Footnotes: 1 Calculated growth comparisons based on years ended December 31, 2017 and December 31, 2024. 2 Gross fee revenue in 2017 represents management, franchise, and other fees following the adoption of ASC 606 during the year ended December 31, 2018 as disclosed in our 2018 Form 10-K. 186K 347K 2017 2024 $498M $1,099M 2017 2024 70K 138K 2017 2024 10M 54M 2017 2024 47.0% 79.2% 2017 2024 S E C R E T S L A R O M A N A R E S O R T & S P A

20171 2024 GROWTH LUXURY ROOMS 43K 114K Doubled Luxury Rooms RESORT ROOMS 23K 90K Tripled Resort Rooms LIFESTYLE2 ROOMS 9K 48K Quintupled Lifestyle Rooms HYATT'S PORTFOLIO IS UNIQUELY POSITIONED; DRIVEN BY SIGNIFICANT EXPANSION OF LUXURY, RESORT, AND LIFESTYLE HOTELS 5 HYATT GLOBAL SHARE3 #1 World's Largest Portfolio of Luxury Branded Rooms in Resort Locations 17% Global Share of Luxury Branded Rooms in Resort Locations 12% Global Share of Luxury Branded Rooms in all locations T H E S T A N D A R D B R U S S E L S Source Notes: Updated Annually, data to match YE 2024. Support: Hyatt Hotels\CHICO-Team-Corporate FPA - Documents\Fact Pack and QA Document\202X\Investor Consideration Deck Support\Annual -Luxury, Lifestyle, and Resort rooms calculated based on HHC Inventory as of Year end and calculated based on Luxury Lifestyle or Resort Support file -Hyatt Global Share calculated based on STR census as of Year-end. Footnotes: Figures as of December 31, 2024 (unless otherwise noted). Luxury and resort rooms as defined by Smith Travel Research chain scale classification. 1 Figures and growth metrics based on year ended December 31, 2017, reflective of when the Company announced its permanent owned asset sell down commitment. 2 Includes Alila, Andaz, Bunkhouse Hotels, Dream Hotels, Hyatt Centric, JdV by Hyatt, Me and All Hotels, The Standard, The StandardX, The Unbound Collection by Hyatt, and Thompson Hotels. 3 Source: Smith Travel Research Global Census as of December 31, 2024.

6 Hyatt focused on growing Luxury propert ies to serve high-end customers D R E A M S L A R O M A N A R E S O R T & S P A While competi tors focused on Upscale and Upper Midscale & Midscale Luxury Upper Upsca le Upsca le Upper M idsca le Midsca le 23% 33% 47% 38% 30% 27% 2% 2017 2024 Footnotes: Figures as of years ended December 31, 2017 and December 31, 2024 based on public filings for Hyatt Hotels Corporation, Hilton Worldwide Holdings Inc., and Marriott International Inc., and do not include vacation ownership, residential, condominium ownership units, or yachts. 1Chain scale classifications as defined by Smith Travel Research. Excludes brands listed as other or excluded from STR Chain Scales. 10% 9% 50% 44% 36% 40% 4% 7% 2017 2024 2% 3% 33% 29% 34% 30% 31% 35% 3% 2017 2024 FOCUSED GROWTH HAS POSITIONED HYATT AS A LEADER IN LUXURY Chain scale1 mix in 2017 and in 2024 Source Notes: Updated Annually, data to match YE 2024. Support: Hyatt Hotels\CHICO-Team-Corporate FPA - Documents\Fact Pack and QA Document\202X\Investor Consideration Deck Support\Annual\Hyatt and Comp set Inventory Summary 2017-2024 Marriott Hi l ton

ANDAZ SINGAPORE

# HYATT IS WELL REPRESENTED IN THE TOP GLOBAL[1] MARKETS AND HAS SIGNIFICANT OPPORTUNITY TO EXPAND TO NEW MARKETS

## Global Markets

As defined by Smith Travel Research markets

## Global Market Coverage

Hyatt has significant opportunity to expand into markets where it currently has no brand presence

*Chart below represents markets where there is currently at least one hotel*

## Hotels per Market

Hyatt is underrepresented in markets where it has a brand presence



Hyatt
Peers
99%
96%
95%
74%
75%
45%

| Global Markets | Global Market Coverage: Hyatt | Global Market Coverage: Peers | Hotels per Market: HYATT | Hotels per Market: Other Peers |
|---|---|---|---|---|
| Top 50 | 96% | 99% | 9 | 31 |
| 51 to 150 | 74% | 95% | 5 | 18 |
| 151 to 674 | 45% | 75% | 3 | 12 |

HYATT 7

HYATT STUDIOS MOBILE /
TILLMANS CORNER

# FUTURE GROWTH OPPORTUNITIES IN THE UNITED STATES[1] ARE MEANINGFUL WITH SIGNIFICANT WHITE SPACE

## Market Tracts

As defined by Smith Travel Research market tracts

## Market Tract Coverage

Hyatt has significant opportunity to expand into tracts where it currently has no brand presence

*Chart below represents tracts where there is currently at least one hotel*


Hyatt
Peers
100%
68%
99%
54%
98%
40%

## Hotels per Tract

Hyatt is underrepresented in tracts where it has a brand presence

| Market Tracts | Hyatt coverage | Peers coverage | HYATT | Other Peers |
|---|---|---|---|---|
| Top 150 | 68% | 100% | 3 | 11 |
| 151 to 400 | 54% | 99% | 2 | 8 |
| 401 to 691 | 40% | 98% | 1 | 5 |

HYATT
8

9 GLOBAL HOSPITALITY COMPANY FOCUSED ON SERVING THE HIGH-END TRAVELER 82 Countr ies Around the World and 6 Cont inents 366,347 Rooms 36 Global Brands1 1,497 Hotels and Al l - Inclusive Propert ies #1 World 's Largest Port fo l io of Luxury Branded Rooms in Resort Locat ions 2 ~141,000 Rooms in Pipel ine Source Notes: Slide Updated Quarterly Countries, Rooms, Hotel count, and Pipeline linked to ER Body and Consolidations workbook. Manually update Global brands based on Boilerplate and Ranking of Luxury branded rooms in Resort Locations. -Luxury branded rooms in Resort Locations based on STR census as of X, 2024 Colleagues at 12/31/24: 227,000 Footnotes: Figures as of September 30, 2025. 1 Global brands inclusive of September 30, 2025 brand bar and Bahia Principe Hotels & Resorts. 2 Source: Smith Travel Research Global Census as of September 30, 2025. Luxury branded rooms as defined by Smith Travel Research chain scale classification. Z É L I A H A L K I D I K I

REDEFINING LOYALTY Award-Winning Recognition 10 2023 Best Hotel Loyalty Program 2024 Best Hotel Rewards Program~61M World of Hyatt Members High-Quality Scale 43% More Members per Hotel vs. Closest Competitor1 20% Membership Growth Since Q3 2024 B A H I A P R I N C I P E L U X U R Y A K U M A L Source Notes: Members per Hotel stat updated semi-annually (6/30 and 12/31) based on filings for IHG, MAR, and HLT World of Hyatt Membership updated quarterly based on WOH enrollments file Footnotes: World of Hyatt membership as of September 30, 2025, and growth rates represent year-over-year comparisons from quarters ended September 30, 2024 and September 30, 2025. 1 Members per hotel figures calculated based on public filings as of June 30, 2025. 2024 Best Hotel Credit Card Rewards Program Kiplingers Readers’ Choice

BRAND PORTFOLIOS 1 DEMONSTRATE FOCUS & DIFFERENTIATION L u x u r y L i f e s t y l e I n c l u s i v e C l a s s i c s E s s e n t i a l s 11 Footnotes: 1 Brand portfolio as of September 30, 2025.

12 QUARTERLY HIGHLIGHTS H O T E L X T O R O N T O

ADJUSTED EBITDA† DILUTED EPS GROSS FEES $(49)M NET INCOME (LOSS) $(0.51) $291M $283M OPERATIONAL RESULTS FINANCIAL RESULTS +4.4% PIPEL INE ROOMS GROWTH +12.1% NET ROOMS GROWTH 7 . 0 % N R G E X C L U D I N G A C Q U I S I T I O N S +0.3% SYSTEM-WIDE HOTELS REVPAR ◊ GROWTH +20% WORLD OF HYATT MEMBER GROWTH ~6 1 M | N E W R E C O R D Source Notes: Operational Results: RevPAR and NRG are linked to ER. Pipeline increase should be calculated vs prior year’s ER (rounded pipeline) vs current year rounded pipeline #. World of Hyatt Member growth: Teams\Hyatt Hotels\CHICO-Team- Corporate FPA - Documents\Hotel FP&A\World of Hyatt Enrollments Reported Pipeline: – 2023 YE: 127K – 2024 YE: 138K – 2024 Q1: 129K 13 Q3 2025 HIGHLIGHTS1 Footnotes: 1 Figures as of September 30, 2025, and growth rates represent year-over-year comparisons from quarters ended September 30, 2024 and September 30, 2025. H Y A T T R E G E N C Y Z A D A R R E C E N T L Y O P E N E D I N Q 2 2 0 2 5

9% 10% Low Case High Case 14 H O T E L S E V I L L E N O M A DHYATT FULL YEAR 2025 OUTLOOK OUTLOOK PRESENTED EXCLUDES THE IMPACT OF PLAYA 2025 OUTLOOK GROWTH VS. FULL YEAR 2024 LOW CASE HIGH CASE System-Wide Hote ls RevPAR◊ Growth 2% 2.5% Net Rooms Growth 6.3% 7% Net Income $70M $86M Gross Fees $1,195M $1,205M Adjusted EBITDA † $1,090M $1,110M Adjusted Free Cash Flow † $475M $525M Footnotes: 1 Reflects a reduction of $80 million to 2024 owned and leased segment Adjusted EBITDA† to account for the impact of sold hotels. Refer to schedule A-10 in the third quarter 2025 earnings release for additional detail on the adjustments to owned and leased segment Adjusted EBITDA† from sold assets. Full details of the Company’s 2025 outlook can be found in its third quarter 2025 earnings release. The Company’s 2025 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. Other than with respect to the Playa Hotels Acquisition, no disposition or acquisition activity beyond what has been completed as of the date of this release has been included in the 2025 Outlook. Gross Fees Growth Adjusted EBITDA† Growth Adjusted for Asset Sales1 7% 9% Low Case High Case

IMPACT OF 2024 ASSET SALES TO OWNED AND LEASED SEGMENT ADJUSTED EBITDA † 15 IMPACT OF 2024 ASSET SALES $1.9B Gross Proceeds from Assets Sold in 2024 $80M Adjustment to 2024 Owned and Leased Segment Adjusted EBITDA† from Sold Assets $156M 2023 Adjusted EBITDA† Sold3 Source Notes: Updated at YE, based on ER schedule Adjustments from sold owned and leased hotels1 and sold unconsolidated hospitality ventures2 Footnotes: Additional details relating to the adjustments to owned and leased segment adjusted EBITDA† from sold assets can be found on schedule A-9 of the third quarter 2025 earnings release. 1 Adjustment from sold owned and leased hotels represents the Adjusted EBITDA† contribution in each period for hotels that have been sold as of September 30, 2025 and for which the Company entered into long-term management or franchise agreements; excludes gross fees retained following the sale. Hotels that have been sold include Hyatt Regency Aruba Resort Spa and Casino (1Q24), Park Hyatt Zurich (2Q24), Hyatt Regency San Antonio Riverwalk (2Q24), Hyatt Regency Green Bay (2Q24), Hyatt Regency Orlando (3Q24), and Hyatt Regency O'Hare Chicago (4Q24). 2 Adjustment from sold unconsolidated hospitality ventures represents Hyatt's pro rata share of unconsolidated hospitality ventures' Adjusted EBITDA† contribution in each period for unconsolidated hospitality ventures that have been sold (Park Hyatt Los Cabos at Cabo Del Sol hotel and residences (4Q24) and Hyatt Centric Downtown Nashville (4Q24)) or where our ownership has been diluted for our unconsolidated hospitality venture as of December 31, 2024. 3 Represents the 2023 Adjusted EBITDA† contribution from owned and leased hotels sold in 2023 and 2024, whereby the Company entered into long-term management or franchise agreements excluding gross fees retained following the sale, and the pro rata share of unconsolidated hospitality ventures' 2023 Adjusted EBITDA† contribution from unconsolidated hospitality ventures sold in 2023 and 2024. H Y A T T R E G E N C Y O R L A N D O $M USD 15 $261 $(38) $(29) $(12) $(1) $181 2024 Reported Q1 Q2 Q3 Q4 2024 Net of Dispositions

CAPITAL ALLOCATION STRATEGY 16 WE HAVE AND WILL CONTINUE TO: Invest in growth to increase shareholder value Return excess cash to shareholders Commit to an investment-grade profile H O T E L X T O R O N T O Footnotes:

HYATT (EX. PLAYA) EARNINGS GROWTH MODEL REFLECTS SIMPLIFIED AND MORE PREDICTABLE EARNINGS 17 EARNINGS GROWTH MODEL SENSITIVITIES FOR 2025, EXCLUDES PLAYA IMPACT System-Wide Hotels RevPAR◊ Growth1 Addi t iona l Mode l Assumpt ions 2025 Earnings Mix Outlook before Overhead Asset-Light Earnings Mix◊ +100bps 2026 & beyond Managemen t and F ranch i s i ng 75% Asse t -L igh t Ea rn ings M ix ◊ Dis t r i bu t i on 10% Asse t -L igh t Ea rn ings M ix ◊ Owned and Leased 15% Net Rooms Growth $10M – $18M $8M – $10M Distribution Margins Overhead Growth 14% -17%3% per year Source Notes: Footnotes: 1 System-wide hotels RevPAR◊ growth includes comparable hotels. The Company's outlook for 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. 1.0% – 1.8% 0.8% – 1.0% ADJUSTED EBITDA Adjusted EBITDA growth after adjust ing for 2024 asset sales ADJ. EBITDA GROWTH + / - 1 POINT

COMMITTED TO RETURNING CAPITAL THROUGH DIVIDENDS & SHARE REPURCHASES   18 A O L U G U Y A , T H E U N B O U N D C O L L E C T I O N Source Notes: Footnotes: 1 Fourth quarter dividend payable on December 8, 2025 to shareholders of record as of November 24, 2025. 2 Inclusive of dividends and share repurchases for the nine months ended September 30, 2025. 3 The Company expects to return capital to shareholders through a combination of cash dividends on its common stock and share repurchases. 4 Remaining share repurchase authorization as of September 30, 2025. Share repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan or an accelerated share repurchase transaction, at prices that the Company deems appropriate and subject to market conditions, applicable law and other factors deemed relevant in the Company’s sole discretion. The common stock repurchase program applies to the Company’s Class A Common Stock and/or the Company’s Class B Common Stock. The common stock repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of common stock and the program may be suspended or discontinued at any time. The Company’s 2025 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the 2025 Outlook. $0.15 QUARTERLY DIVIDEND1 SHAREHOLDER RETURNS $792M SHARE REPURCHASE AUTHORIZATION4 $222M YEAR-TO-DATE2 $350M 2025 OUTLOOK3

COMMITTED TO INVESTMENT GRADE 19 Credit Ratings BBB- Stab le BBB- Stab le Baa3 Stab le Liquidi ty $0.7B Cash and Cash Equ iva len ts , & Shor t -Term Inves tments $1.5B Revo lver Capac i ty Ava i lab le , Net o f Le t te rs o f Cred i t Outs tand ing STRONG POSIT ION WITH: A L U A S O U L S U N N Y B E A C H $— $400 $600 $899 $600 $1,740 2025 2026 2027 2028 2029 2030 & Beyond Source Notes: Footnotes: Total debt and liquidity figures as of September 30, 2025. 1 Chart excludes $59 million of variable rate mortgage loan, $51 million of variable rate term loan, $20 million of floating average rate loan, $22 million of finance lease obligations, $36 million of unamortized discounts and deferred financing fees as well as Hyatt’s revolving credit facility. At September 30, 2025, the Company had $1,497 million million of borrowing capacity available under our revolving credit facility, net of letters of credit outstanding. On October 30, 2025 Hyatt executed a new credit agreement for $1.5 billion which will expire in 2030. 2 The Company repaid the outstanding balance on the $450 million of 5.375% senior notes due 2025 at maturity during the nine months ended September 30, 2025. Total Debt: $6.0B , Inclusive of $1.7 bi l l ion Delayed Draw Term Loan Senior Notes Maturities by Year1 Total Senior Notes: $4.2B $M USD 2 The Company used the $1 .7 b i l l i on de layed draw te rm loan fac i l i t y to fund a por t ion o f the P laya Hote ls Acqu is i t ion and is requ i red to repay the loan fac i l i t y w i th p roceeds f rom the P laya Rea l Es ta te Transac t ion . The Company expec ts to c lose on the P laya Rea l Es ta te Transac t ion be fore the end o f the year .

WHAT TO EXPECT IN 2025 & BEYOND1…F I R S T N A M E T O U L O U S E Growth strategy focused on enhancing network effect creates value for al l stakeholders Durable and predictable earnings model leads to Asset-Light Earnings Mix◊ of 90% or greater on a pro-forma basis in 2027 Award-winning loyalty program and brand portfol io catering to high-end travelers drives commercial results 20 Footnotes: 1 The Company’s outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

21

22 APPENDIX

23 References SLIDE 3: INVESTMENT CONSIDERATIONS 1 Metrics presented and growth rate comparison against larger competitors are as of December 31, 2024. 2 Returned to shareholders through share repurchases and dividends. Figures calculated from January 1, 2017 - December 31, 2024. SLIDE 4: STRATEGIC GROWTH ACROSS MULTIPLE DIMENSIONS 1 Calculated growth comparisons based on years ended December 31, 2017 and December 31, 2024. 2 Gross fee revenue in 2017 represents management, franchise, and other fees following the adoption of ASC 606 during the year ended December 31, 2018 as disclosed in our 2018 Form 10-K. SLIDE 5: HYATT'S PORTFOLIO IS UNIQUELY POSITIONED; DRIVEN BY SIGNIFICANT EXPANSION OF LUXURY, RESORT, AND LIFESTYLE HOTELS Figures as of December 31, 2024 (unless otherwise noted). Luxury and resort rooms as defined by Smith Travel Research chain scale classification. 1 Figures and growth metrics based on year ended December 31, 2017, reflective of when the Company announced its permanent owned asset sell down commitment. 2 Includes Alila, Andaz, Bunkhouse Hotels, Dream Hotels, Hyatt Centric, JdV by Hyatt, Me and All Hotels, The Standard, The StandardX, The Unbound Collection by Hyatt, and Thompson Hotels. 3 Source: Smith Travel Research Global Census as of December 31, 2024. SLIDE 6: FOCUSED GROWTH HAS POSITIONED HYATT AS A LEADER IN LUXURY Figures as of years ended December 31, 2017 and December 31, 2024 based on public filings for Hyatt Hotels Corporation, Hilton Worldwide Holdings Inc., and Marriott International Inc., and do not include vacation ownership, residential, condominium ownership units, or yachts. 1Chain scale classifications as defined by Smith Travel Research. Excludes brands listed as other or excluded from STR Chain Scales. SLIDE 7: HYATT IS WELL REPRESENTED IN THE TOP GLOBAL MARKETS AND HAS SIGNIFICANT OPPORTUNITY TO EXPAND TO NEW MARKETS 1 Based on Smith Travel Research Global Census as of March 31, 2025. Global market ranking determined by aggregate room count. Markets as defined by Smith Travel Research: “A geographic area normally composed of a Metropolitan Statistical Area”. Peers referenced include Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts. SLIDE 8: FUTURE GROWTH OPPORTUNITIES IN THE UNITED STATES ARE MEANINGFUL WITH SIGNIFICANT WHITE SPACE 1 Based on Smith Travel Research Global Census as of March 31, 2025. Market tract ranking determined by aggregate room count. Market Tracts as defined by Smith Travel Research: : “A geographic subset of a STR market”. Peers referenced include Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts. SLIDE 9: GLOBAL HOSPITALITY COMPANY FOCUSED ON SERVING THE HIGH-END TRAVELER Figures as of September 30, 2025. 1 Global brands inclusive of September 30, 2025 brand bar and Bahia Principe Hotels & Resorts. 2 Source: Smith Travel Research Global Census as of September 30, 2025. Luxury branded rooms as defined by Smith Travel Research chain scale classification. SLIDE 10: REDEFINING LOYALTY World of Hyatt membership as of September 30, 2025, and growth rates represent year-over-year comparisons from quarters ended September 30, 2024 and September 30, 2025. 1 Members per hotel figures calculated based on public filings as of June 30, 2025.

24 References SLIDE 11: BRAND PORTFOLIOS DEMONSTRATE FOCUS & DIFFERENTIATION 1 Brand portfolio as of September 30, 2025. SLIDE 13: Q3 2025 HIGHLIGHTS 1 Figures as of September 30, 2025, and growth rates represent year-over-year comparisons from quarters ended September 30, 2024 and September 30, 2025. SLIDE 14: HYATT FULL YEAR 2025 OUTLOOK 1 Reflects a reduction of $80 million to 2024 owned and leased segment Adjusted EBITDA† to account for the impact of sold hotels. Refer to schedule A-10 in the third quarter 2025 earnings release for additional detail on the adjustments to owned and leased segment Adjusted EBITDA† from sold assets. Full details of the Company’s 2025 outlook can be found in its third quarter 2025 earnings release. The Company’s 2025 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. Other than with respect to the Playa Hotels Acquisition, no disposition or acquisition activity beyond what has been completed as of the date of this release has been included in the 2025 Outlook. SLIDE 15: IMPACT OF 2024 ASSET SALES TO OWNED AND LEASED SEGMENT ADJUSTED EBITDA† Additional details relating to the adjustments to owned and leased segment adjusted EBITDA† from sold assets can be found on schedule A-10 of the third quarter 2025 earnings release. 1 Adjustment from sold owned and leased hotels represents the Adjusted EBITDA† contribution in each period for hotels that have been sold as of September 30, 2025 and for which the Company entered into long-term management or franchise agreements; excludes gross fees retained following the sale. Hotels that have been sold include Hyatt Regency Aruba Resort Spa and Casino (1Q24), Park Hyatt Zurich (2Q24), Hyatt Regency San Antonio Riverwalk (2Q24), Hyatt Regency Green Bay (2Q24), Hyatt Regency Orlando (3Q24), and Hyatt Regency O'Hare Chicago (4Q24). 2 Adjustment from sold unconsolidated hospitality ventures represents Hyatt's pro rata share of unconsolidated hospitality ventures' Adjusted EBITDA† contribution in each period for unconsolidated hospitality ventures that have been sold (Park Hyatt Los Cabos at Cabo Del Sol hotel and residences (4Q24) and Hyatt Centric Downtown Nashville (4Q24)) or where our ownership has been diluted for our unconsolidated hospitality venture as of December 31, 2024. 3 Represents the 2023 Adjusted EBITDA† contribution from owned and leased hotels sold in 2023 and 2024, whereby the Company entered into long-term management or franchise agreements excluding gross fees retained following the sale, and the pro rata share of unconsolidated hospitality ventures' 2023 Adjusted EBITDA† contribution from unconsolidated hospitality ventures sold in 2023 and 2024. SLIDE 17: HYATT (EX. PLAYA) EARNINGS GROWTH MODEL REFLECTS SIMPLIFIED AND MORE PREDICTABLE EARNINGS 1 System-wide hotels RevPAR◊ growth includes comparable hotels. The Company's outlook for 2025 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. SLIDE 18: COMMITTED TO RETURNING CAPITAL THROUGH DIVIDENDS & SHARE REPURCHASES 1 Fourth quarter dividend payable on December 8, 2025 to shareholders of record as of November 24, 2025. 2 Inclusive of dividends and share repurchases for the nine months ended September 30, 2025. 3 The Company expects to return capital to shareholders through a combination of cash dividends on its common stock and share repurchases. 4 Remaining share repurchase authorization as of September 30, 2025. Share repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan or an accelerated share repurchase transaction, at prices that the Company deems appropriate and subject to market conditions, applicable law and other factors deemed relevant in the Company’s sole discretion. The common stock repurchase program applies to the Company’s Class A Common Stock and/or the Company’s Class B Common Stock. The common stock repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of common stock and the program may be suspended or discontinued at any time. The Company’s 2025 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the 2025 Outlook.

25 References SLIDE 19: COMMITTED TO INVESTMENT GRADE Total debt and liquidity figures as of September 30, 2025. 1 Chart excludes $59 million of variable rate mortgage loan, $51 million of variable rate term loan, $20 million of floating average rate loan, $22 million of finance lease obligations, $36 million of unamortized discounts and deferred financing fees as well as Hyatt’s revolving credit facility, which matures in 2027. At September 30, 2025, the Company had $1,497 million million of borrowing capacity available under our revolving credit facility, net of letters of credit outstanding. 2 The Company repaid the outstanding balance on the $450 million of 5.375% senior notes due 2025 at maturity during the nine months ended September 30, 2025. SLIDE 20: WHAT TO EXPECT IN 2025 & BEYOND1… 1 The Company’s outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

26 Definitions Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization ("Adjusted EBITDA"): We use the term Adjusted EBITDA throughout this Investor Presentation. Adjusted EBITDA, as we define it, is a non-GAAP measure. We define consolidated Adjusted EBITDA as net income (loss) attributable to Hyatt Hotels Corporation plus net income (loss) attributable to noncontrolling interests and our pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA, primarily based on our ownership percentage of each owned and leased venture, adjusted to exclude the following items: • management and hotel services agreement and franchise agreement assets (key money assets) amortization and performance cure payments, which constitute payments to customers (Contra revenue); • revenues for reimbursed costs; • reimbursed costs that we intend to recover over the long term; • stock-based compensation expense; • transaction and integration costs; • depreciation and amortization; • equity earnings (losses) from unconsolidated hospitality ventures; • interest expense; • gains (losses) on sales of real estate and other; • asset impairments; • other income (loss), net; and • benefit (provision) for income taxes. We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to unallocated overhead expenses. Our board of directors and executive management team focus on Adjusted EBITDA as one of the key performance and compensation measures both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our President and Chief Executive Officer, who is our chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of our board of directors determines the annual variable compensation for certain members of our management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA, or some combination of both. We believe Adjusted EBITDA is useful to investors because it provides investors with the same information that we use internally for purposes of assessing our operating performance and making compensation decisions and facilitates our comparison of results with our prior- period and forecasted results as well as our industry and competitors. Adjusted EBITDA excludes certain items that can vary widely across different industries and among companies within the same industry, including interest expense and benefit or provision for income taxes, which are dependent on company specifics, including capital structure, credit ratings, tax policies, and jurisdictions in which they operate; depreciation and amortization, which are dependent on company policies including how the assets are utilized as well as the lives assigned to the assets; Contra revenue, which is dependent on company policies and strategic decisions regarding payments to hotel owners; and stock-based compensation expense, which varies among companies as a result of different compensation plans companies have adopted. We exclude revenues for reimbursed costs and reimbursed costs which relate to the reimbursement of payroll costs and for system-wide services and programs that we operate for the benefit of our hotel owners as contractually we do not provide services or operate the related programs to generate a profit or bear a loss over the long term. If we collect amounts in excess of amounts spent, we have a commitment to our hotel owners to spend these amounts on the related system-wide services and programs. Additionally, if we spend in excess of amounts collected, we have a contractual right to adjust future collections or expenditures to recover prior-period costs. These timing differences are due to our discretion to spend in excess of revenues earned or less than revenues earned in a single period to ensure that the system-wide services and programs are operated in the best long-term interests of our hotel owners. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively, and instead are designed to result in a cumulative break-even balance. Therefore, we exclude the net impact when evaluating period-over-period changes in our operating results. Adjusted EBITDA includes reimbursed costs related to system-wide services and programs that we do not intend to recover from hotel owners. Finally, we exclude other items that are not core to our operations and may vary in frequency or magnitude, such as transaction and integration costs, asset impairments, unrealized and realized gains and losses on marketable securities, and gains and losses on sales of real estate and other. Adjusted EBITDA is not a substitute for net income (loss) attributable to Hyatt Hotels Corporation, net income (loss), or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income or loss generated by our business. Our management compensates for these limitations by referencing our GAAP results and using Adjusted EBITDA supplementally.

27 Definitions Asset-Light Earnings Mix: Asset-Light Earnings Mix is calculated as Adjusted EBITDA from the management and franchising segment and distribution segment divided by Adjusted EBITDA, excluding overhead and eliminations. Our management uses this calculation to assess the composition of the Company's earnings. Average Daily Rate ("ADR"): ADR represents hotel room revenues divided by the total number of rooms sold in a given period. ADR measures the average room price attained by a hotel, and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in our industry, and we use ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described below. Comparable system-wide and Comparable owned and leased: "Comparable system-wide" represents all properties we manage, franchise, or provide services to, including owned and leased properties, that are operated for the entirety of the periods being compared and that have not sustained substantial damage, business interruption, or undergone large-scale renovations during the periods being compared. Comparable system-wide also excludes properties for which comparable results are not available. We may use variations of comparable system-wide to specifically refer to comparable system-wide hotels or our all-inclusive resorts, for those properties that we manage, franchise, or provide services to within our management and franchising segment. "Comparable owned and leased" represents all properties we own or lease that are operated and consolidated for the entirety of the periods being compared and have not sustained substantial damage, business interruption, or undergone large-scale renovations during the periods being compared. Comparable owned and leased also excludes properties for which comparable results are not available. We may use variations of comparable owned and leased to specifically refer to comparable owned and leased hotels or our all-inclusive resorts, for those properties that we own or lease within our owned and leased segment. Comparable system-wide and comparable owned and leased are commonly used as a basis of measurement in our industry. "Non-comparable system-wide" or "non-comparable owned and leased" represent all properties that do not meet the respective definition of "comparable" as defined above. Constant Dollar Currency: We report the results of our operations both on an as reported basis, as well as on a constant dollar basis. Constant Dollar Currency, which is a non-GAAP measure, excludes the effects of movements in foreign currency exchange rates between comparative periods. We believe constant dollar analysis provides valuable information regarding our results as it removes currency fluctuations from our operating results. We calculate Constant Dollar Currency by restating prior-period local currency financial results at current- period exchange rates. These restated amounts are then compared to our current-period reported amounts to provide operationally driven variances in our results. Free Cash Flow and Adjusted Free Cash Flow: Free Cash Flow represents net cash provided by operating activities less capital expenditures. Adjusted Free Cash Flow represents Free Cash Flow less estimated cash taxes on asset sales and costs associated with the Playa Hotels Acquisition. We believe Free Cash Flow and Adjusted Free Cash Flow to be useful liquidity measures to us and investors to evaluate the ability of our operations to generate cash for uses other than capital expenditures, cash taxes on asset sales, and costs associated with the Playa Hotels Acquisition and, after debt service and other obligations, our ability to grow our business through acquisitions and investments, as well as our ability to return cash to shareholders through dividends and share repurchases. Free Cash Flow and Adjusted Free Cash Flow are not necessarily representative of how we will use excess cash. Free Cash Flow and Adjusted Free Cash Flow are not substitutes for net cash provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Free Cash Flow and Adjusted Free Cash Flow, and management compensates for these limitations by referencing our GAAP results and using Free Cash Flow and Adjusted Free Cash Flow supplementally. Net Package ADR: Net Package ADR represents net package revenues divided by the total number of rooms sold in a given period. Net package revenues generally include revenue derived from the sale of packages at all-inclusive resorts comprised of rooms, food and beverage, and entertainment revenues, net of compulsory tips paid to employees. Net Package ADR measures the average room price attained by a hotel, and Net Package ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. Net Package ADR is a commonly used performance measure in our industry, and we use Net Package ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described below. Net Package Revenue Per Available Room ("RevPAR"): Net Package RevPAR is the product of the Net Package ADR and the average daily occupancy percentage. Net Package RevPAR generally includes revenue derived from the sale of packages comprised of rooms, food and beverage, and entertainment revenues, net of compulsory tips paid to employees. Our management uses Net Package RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a geographical and segment basis. Net Package RevPAR is a commonly used performance measure in our industry. Occupancy: Occupancy represents the total number of rooms sold divided by the total number of rooms available at a property or group of properties. Occupancy measures the utilization of a property's available capacity. We use occupancy to gauge demand at a specific property or group of properties in a given period. Occupancy levels also help us determine achievable ADR levels as demand for property rooms increases or decreases.

28 Definitions Playa Hotels Acquisition: On June 17, 2025, the Company completed the acquisition of Playa Hotels & Resorts N.V., a leading owner, operator, and developer of all-inclusive resorts in Mexico, the Dominican Republic, and Jamaica, for a purchase price of $13.50 per share, or an enterprise value of approximately $2.6 billion, including approximately $900 million of debt, net of cash acquired. Playa Real Estate Transaction: On June 29, 2025, affiliates of the Company entered into a definitive agreement to sell the entirely of Playa's owned real estate portfolio, acquired from Playa on June 17, 2025, for $2.0 billion to Tortuga Resorts ("Tortuga"), a joint venture between an affiliate of KSL Capital Partners, LLC and Rodina, subject to customary closing conditions and approval from Mexican anti-trust authorities. Hyatt and Tortuga will enter into 50-year management agreements for 13 of 15 Playa’s owned assets with terms in-line with Hyatt’s existing all-inclusive fee structure. The remaining two properties are under separate contractual arrangements, and during the three months ended September 30, 2025, one of these properties was sold to an unrelated third party. RevPAR: RevPAR is the product of the ADR and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a hotel property, such as food and beverage, parking, and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a geographical and segment basis. RevPAR is a commonly used performance measure in our industry. RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a hotel would lead to increases in room revenues and additional variable operating costs, including housekeeping services, utilities, and room amenity costs, and could also result in increased ancillary revenues, including food and beverage. In contrast, changes in average room rates typically have a greater impact on margins and profitability as average room rate changes result in minimal impacts to variable operating costs.

Non-GAAP Reconciliations 29 (in millions) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Net income (loss) attributable to Hyatt Hotels Corporation $ (49) $ 471 $ (32) $ 1,352 Contra revenue 34 27 69 56 Revenues for reimbursed costs (903) (867) (2,734) (2,511) Reimbursed costs 905 881 2,756 2,570 Stock-based compensation expense (a) 14 9 59 55 Transaction and integration costs 25 8 130 26 Depreciation and amortization 83 81 245 257 Equity (earnings) losses from unconsolidated hospitality ventures 34 13 40 (32) Interest expense 90 50 230 128 (Gains) losses on sales of real estate and other — (514) 2 (1,267) Asset impairments 9 35 23 52 Other (income) loss, net 4 (70) (68) (152) Provision for income taxes 33 137 103 259 Net income (loss) attributable to noncontrolling interests (1) — 2 — Pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA 13 14 42 48 Adjusted EBITDA $ 291 $ 275 $ 867 $ 841 (a) Includes amounts recognized in general and administrative expenses, owned and leased expenses, and distribution expenses and excludes amounts recognized in transaction and integration costs. The table below provides a breakdown for Adjusted EBITDA: Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Management and franchising $ 226 $ 210 $ 700 $ 635 Owned and leased 83 63 174 204 Distribution 21 38 113 120 Overhead (38) (36) (120) (119) Eliminations (1) — — 1 Adjusted EBITDA $ 291 $ 275 $ 867 $ 841 Source Notes: linked to ER schedule

Non-GAAP Reconciliations 30 (in millions) Three Months Ended September 30, 2025 Nine Months Ended September 30, 2025 Hyatt (Ex-Playa) Playa (b) Consolidated Hyatt (Ex-Playa) Playa (b) Consolidated Net income (loss) attributable to Hyatt Hotels Corporation $ (17) $ (32) $ (49) $ 101 $ (133) $ (32) Contra revenue 34 — 34 69 — 69 Revenues for reimbursed costs (903) — (903) (2,734) — (2,734) Reimbursed costs 905 — 905 2,756 — 2,756 Stock-based compensation expense (a) 13 1 14 56 3 59 Transaction and integration costs 4 21 25 27 103 130 Depreciation and amortization 82 1 83 244 1 245 Equity (earnings) losses from unconsolidated hospitality ventures 34 — 34 40 — 40 Interest expense 51 39 90 160 70 230 (Gains) losses on sales of real estate and other — — — 2 — 2 Asset impairments 9 — 9 23 — 23 Other (income) loss, net 4 — 4 (68) — (68) Provision for income taxes 33 — 33 103 — 103 Net income (loss) attributable to noncontrolling interests (1) — (1) 2 — 2 Pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA 13 — 13 42 — 42 Adjusted EBITDA $ 261 $ 30 $ 291 $ 823 $ 44 $ 867 (a) Includes amounts recognized in general and administrative expenses, owned and leased expenses, and distribution expenses and excludes amounts recognized in transaction and integration costs. (b) Includes amounts incurred specifically related to the Playa Hotels Acquisition, including amounts recognized by Playa during Hyatt's period of ownership as well amounts recognized by Hyatt prior to and following the completion of the acquisition. (in millions) Year Ended December 31, 2024 Net cash provided by operating activities $ 633 Capital expenditures (170) Free Cash Flow $ 463 Cash taxes on asset sales 77 Adjusted Free Cash Flow $ 540 Source Notes: linked to ER schedule

Non-GAAP Reconciliations 31 Source Notes: linked to ER schedule (in millions) Year Ended December 31, 2025 Outlook Range Hyatt (Ex-Playa) Playa1 Consolidated Low Case High Case Low Case High Case Low Case High Case 1 Assumes the Playa Real Estate Transaction does not close before December 31, 2025 and that the real estate acquired as part of the Playa Hotels Acquisition is held through December 31, 2025. Transaction costs and other expenses associated with the Playa Real Estate Transaction are included for 2025 Adjusted Free Cash Flow and Net Income outlook. Net income (loss) attributable to Hyatt Hotels Corporation $ 70 $ 86 $ (124) $ (121) $ (54) $ (35) Contra revenue 82 82 — — 82 82 Reimbursed costs, net (a) 100 80 — — 100 80 Stock-based compensation expense (b) 70 70 8 8 78 78 Transaction and integration costs 46 41 120 130 166 171 Depreciation and amortization 324 324 2 2 326 326 Equity (earnings) losses from unconsolidated hospitality ventures 51 51 — — 51 51 Interest expense 211 211 106 106 317 317 (Gains) losses on sales of real estate and other 2 2 — — 2 2 Asset impairments 23 23 — — 23 23 Other (income) loss, net (90) (110) — — (90) (110) (Benefit) provision for income taxes 149 183 (42) (40) 107 143 Net income attributable to noncontrolling interests 2 7 — — 2 7 Pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA 50 60 — — 50 60 Adjusted EBITDA $ 1,090 $ 1,110 $ 70 $ 85 $ 1,160 $ 1,195 (a) Reimbursed costs are presented net of revenues for reimbursed costs as the Company cannot forecast the gross amounts without unreasonable effort. (b) Includes amounts recognized in general and administrative expenses, owned and leased expenses, and distribution expenses and excludes amounts recognized in transaction and integration costs. Year Ended December 31, 2025 Outlook Range Low Case High Case Net cash provided by operating activities $ 508 $ 558 Capital expenditures (150) (150) Free Cash Flow $ 358 $ 408 Cash taxes on asset sales 117 117 Costs associated with the Playa Hotels Acquisition (c) — — Adjusted Free Cash Flow $ 475 $ 525 (c) Includes transaction and integration costs incurred during the nine months ended September 30, 2025 and expected in the fourth quarter of 2025, as well as interest on the delayed draw term loan facility through December 31, 2025 and other costs associated with the acquisition.